FORM A+

May 16, 2005

XXXXXXXXXXX
XXXXXXXXXXX
XXXXXXXXXXX

Dear XXXXXX:

     Because of your leadership position as a member of our management team and in order to induce you ("Executive") to continue your highly valued service to Riviera Operating Corporation (the "Company") and alleviate any uncertainty or concerns on your part, the Boards of Directors of the Company and Riviera Holdings Corporation ("RHC") hereby agree that:

     Effective upon the timely receipt by the Company of Executive's signed acknowledgment and through December 31, 2006, if there is a "Change in control" and if Executive's employment is terminated by Company within twenty-four (24) months of a "Change in Control" and without "Cause" (as such terms are hereafter defined), Executive shall be entitled to salary continuation in an amount equal to twelve (12) months of Executive's then Base Salary (as hereafter defined), subject, however, to "Mitigation" (hereafter defined) paid in twenty-six (26) bi-weekly installments commencing immediately upon such termination along with full group health insurance benefits for a period of two years from the date of such termination. Executive shall also be entitled to an amount equal to his Incentive bonus payable as follows:

o If Executive is terminated after December 31 but prior to distribution of the Incentive bonus, Executive shall receive, on or about the first March 15th following termination, his full share of what Executive would have been entitled to receive as his Incentive bonus for the year prior to Executive's termination had Executive not been terminated.

o If Executive is terminated prior to December 31, Executive shall receive, on or about the first March 15th following the year of such termination, a pro-rata share of the Incentive bonus Executive would have been entitled to receive had Executive not been terminated. The proration shall be based on the number of weeks the Executive worked in the year of his termination

     In the event your employment is subject to an employment agreement at the time of any such termination, any continued payments made to you pursuant to such employment agreement shall be applied so as to reduce payments to which you would be entitled under the salary continuation agreement.

     For purposes of the foregoing, the following terms will have the following meanings:

o        "Change in Control" shall mean:

(i)      sale of substantially all of the Company's or RHC's  assets;

(ii) the sale of more than a majority of the Company's or RHC's common stock;

(iii)    a merger in which the Company or RHC is not the surviving company;

(iv) a merger where a majority of the stock of the Company or RHC, as the surviving company, shall be held by a party or related group of parties other than Westerman or executives of the company with more than two (2) years seniority; or

(v)      (A) person  becomes a Substantial  Stockholder  ("Substantial
             Stockholder") as defined in RHC's Second Restated Articles of Incorporation and all amendments thereto, or sequent Restated
             Articles  of  Incorporation  and  all  amendments   thereto
             ("Articles of Incorporation"); and

         (B) both of the following occur:

* RHC's Board of Directors waives the voting limitation with respect to the Substantial Stockholder or his designee as provided in the Articles of Incorporation; and

* any time thereafter the current Chief Executive Officer of the Company or RHC is replaced.

     o "Cause" - (A) a felony conviction of Executive, (B) a final civil judgment shall be entered after all appeals shall have been exhausted in which a material aspect involved Executive's fraud or dishonesty whether or not involving the Company; (C) refusal by Executive to perform "Reasonable Duties" (hereinafter defined) assigned to him by the Company's chief executive officer, provided Executive shall fail to correct any such failure within 30 days after written notice ("Cure Period") or (D) the Gaming Authorities of the State of Nevada or any other state in which the Company shall conduct gaming operations shall determine that Executive is unsuitable to act as an executive of a gaming company in his individual capacity. "Reasonable Duties" - Executive shall not be required (x) on a permanent basis to spend more than 50% of his business time outside of Las Vegas (or be required to change his residence), (y) to expose himself to a risk to his physical safety or jeopardize his ability to be licensed by any state gaming authority or (z) perform duties which are inconsistent with his duties as of the date of such Change in Control.

     o "Mitigate" - Executive shall be required to use his best efforts to obtain gainful employment as similar as possible to his duties with the Company, provided that (A) a finding by an arbitration tribunal that Executive has failed to do so will result in the Company being relieved of any obligation to pay Executive and (B) any amount received by Executive from such employment shall reduce the amount payable by the Company pursuant to this Salary Continuation Agreement.

     o  "Base  Salary"  shall  mean  the  compensation   paid  to  Executive  in
consideration of services rendered to Company, excluding amounts paid for overtime and bonuses.

     o "Non-Solicitation" - Executive agrees that so long as he is receiving payments which constitute "Base Salary" (as defined directly above) pursuant to this Agreement, Executive will not hire or solicit for employment any of Company's then current employees.

By signing below, Executive expressly acknowledges that nothing contained herein shall be construed as a contract for employment or otherwise as a guaranty of employment. Executive further expressly acknowledges that until such time that there is a Change in Control, if ever, that Executive shall continue as an "At Will" employee of the Company.

         THIS SALARY CONTINUATION AGREEMENT SHALL NOT BE EFFECTIVE UNLESS SIGNED BY EXECUTIVE AND RETURNED TO TULLIO MARCHIONNE, EXECUTIVE VICE PRESIDENT AND GENERAL COUNSEL OF THE COMPANY, ON OR BEFORE June 10, 2005.

                               Very truly yours,

                               RIVIERA OPERATING CORPORATION


                               William L. Westerman
                               Chairman of the Board/Chief Executive Officer

WLW:lj
                                             ACKNOWLEDGMENT

         By signing below I hereby acknowledge that I have read and fully understand the terms and conditions of the Salary Continuation Agreement dated May 16, 2005. I understand that the Salary Continuation Agreement is not a contract for employment and does not guarantee me continued employment. I further understand that until such time that there is a Change in Control, if ever, that I am an "At Will" employee of the Company.

________________________________                     __________________________
                  Signature                                             Date

________________________________
                  Print Name

                                                               FORM "A"


May 16, 2005


XXXXXXXXXXX
XXXXXXXXXXX
XXXXXXXXXXX

Dear XXXXXX:

     Because of your leadership position as a member of our management team and in order to induce you ("Executive") to continue your highly valued service to Riviera Operating Corporation (the "Company") and alleviate any uncertainty or concerns on your part, the Boards of Directors of the Company and Riviera holdings Corporation ("RHC") hereby agree that:

     Effective upon the timely receipt by the Company of Executive's signed acknowledgment and through December 31, 2006, if there is a "Change in control" and if Executive's employment is terminated by Company within twenty-four (24) months of a "Change in Control" and without "Cause" (as such terms are hereafter defined), Executive shall be entitled to salary continuation in an amount equal to twelve (12) months of Executive's then Base Salary (as hereafter defined), subject, however, to "Mitigation" (hereafter defined) paid in twenty-six (26) bi-weekly installments commencing immediately upon such termination along with full group health insurance benefits for a period of two years from the date of such termination.

     In the event your employment is subject to an employment agreement at the time of any such termination, any continued payments made to you pursuant to such employment agreement shall be applied so as to reduce payments to which you would be entitled under the salary continuation agreement.

    For purposes of the foregoing, the following terms will have the following meanings:

o        "Change in Control" shall mean:

            (i)  sale of substantially all of the Company's or RHC's assets;
            (ii) the sale of more than a majority of the Company's or RHC's common stock;

            (iii)a merger in which the Company or RHC is not the surviving company;
            (iv) a merger where a majority of the stock of the Company or RHC, as the surviving company, shall be held by a party or related group of parties other than Westerman or executives of the company with more than two (2) years seniority; or
            (v) (A)any person becomes a Substantial Stockholder ("Substantial Stockholder") as defined in RHC's Second Restated Articles of Incorporation and all amendments thereto, or subsequent Restated Articles of Incorporation and all amendments thereto ("Articles of Incorporation"); and

                 (B)both of the following occur:

                    * RHC's  Board of  Directors  waives the voting  limitation with respect to the Substantial Stockholder or his designee as provided in the Articles of Incorporation; and

                    * any time thereafter the current Chief Executive Officer of the Company or RHC is replaced.

o "Cause" - (A) a felony conviction of Executive, (B) a final civil judgment shall be entered after all appeals shall have been exhausted in which a material aspect involved Executive's fraud or dishonesty whether or not involving the Company; (C) refusal by Executive to perform "Reasonable Duties" (hereinafter defined) assigned to him by the Company's chief executive officer, provided Executive shall fail to correct any such failure within 30 days after written notice ("Cure Period") or (D) the Gaming Authorities of the State of Nevada or any other state in which the Company shall conduct gaming operations shall determine that Executive is unsuitable to act as an executive of a gaming company in his individual capacity. "Reasonable Duties" - Executive shall not be required (x) on a permanent basis to spend more than 50% of his business time outside of Las Vegas (or be required to change his residence), (y) to expose himself to a risk to his physical safety or jeopardize his ability to be licensed by any state gaming authority or (z) perform duties which are inconsistent with his duties as of the date of such Change in Control.

o "Mitigate" - Executive shall be required to use his best efforts to obtain gainful employment as similar as possible to his duties with the Company, provided that (A) a finding by an arbitration tribunal that Executive has failed to do so will result in the Company being relieved of any obligation to pay Executive and (B) any amount received by Executive from such employment shall reduce the amount payable by the Company pursuant to this Salary Continuation Agreement.

o "Base Salary" shall mean the compensation paid to Executive in consideration of services rendered to Company, excluding amounts paid for overtime and bonuses.

o "Non-Solicitation" - Executive agrees that so long as he is receiving payments which constitute "Base Salary" (as defined directly above) pursuant to this Agreement, Executive will not hire or solicit for employment any of Company's then current employees.

     By signing below, Executive expressly acknowledges that nothing contained herein shall be construed as a contract for employment or otherwise as a guaranty of employment. Executive further expressly acknowledges that until such time that there is a Change in Control, if ever, that Executive shall continue as an "At Will" employee of the Company.

     THIS SALARY CONTINUATION AGREEMENT SHALL NOT BE EFFECTIVE UNLESS SIGNED BY EXECUTIVE AND RETURNED TO TULLIO MARCHIONNE, EXECUTIVE VICE PRESIDENT AND GENERAL COUNSEL OF THE COMPANY, ON OR BEFORE JUNE 10, 2006.

                              Very truly yours,

                              RIVIERA OPERATING CORPORATION


                              William L. Westerman
                              Chairman of the Board/Chief Executive Officer

WLW:lj

                                    ACKNOWLEDGMENT

     By signing below I hereby acknowledge that I have read and fully understand the terms and conditions of the Salary Continuation Agreement dated May 16, 2005. I understand that the Salary Continuation Agreement is not a contract for employment and does not guarantee me continued employment. I further understand that until such time that there is a Change in Control, if ever, that I am an "At Will" employee of the Company.

________________________________                     __________________________
                  Signature                                            Date

________________________________
                  Print Name

                          FORM A+EXEC



May 16, 2005


XXXXXXXXXXX
XXXXXXXXXXX
XXXXXXXXXXX

Dear XXXXXX:

     Because of your leadership position as a member of our management team and in order to induce you ("Executive") to continue your highly valued service to Riviera Operating Corporation (the "Company") and alleviate any uncertainty or concerns on your part, the Boards of Directors of the Company and Riviera Holdings Corporation ("RHC") hereby agree that:

     Effective May 16, 2005 through December 31, 2006, if there is a "Change in control" and if Executive's employment is terminated by Company within twenty-four (24) months of a "Change in Control" and without "Cause" (as such terms are hereafter defined), Executive shall be entitled to salary continuation in an amount equal to twenty four (24) months of Executive's then Base Salary (as hereafter defined) or $XXXXXXX, whichever is greater, paid in fifty-two (52) equal bi-weekly installments commencing immediately upon such termination along with; all insurance benefits; and all other perquisites to which you have been entitled during your employment tenure with the Company (collectively "Benefits"). All such Benefits shall continue for a period of two (2) years from the date of such termination. Executive shall also be entitled to an amount equal to his Incentive bonus payable as follows:

o If Executive is terminated after December 31 but prior to distribution of the Incentive bonus, Executive shall receive, on or about the first
       March 15th following termination, his full share of what Executive would have been entitled to receive as his Incentive bonus had Executive not been terminated.

o If Executive is terminated prior to December 31, Executive shall receive, on or about the first March 15th following termination, a pro-rata share of the Incentive bonus Executive would have been entitled to receive had Executive not been terminated. The proration shall be based on the number of weeks the Executive worked in the year of his termination.

     Executive shall not be required to: on a permanent basis, spend more than fifty percent (50%) of his business time at least twenty-five (25) miles outside of Las Vegas (or be required to change his residence); expose himself to a risk of his physical safety or jeopardize his ability to be licensed by any state gaming authority; or perform duties which are inconsistent with his role prior to a Change in Control.

     In the event your employment is subject to an employment agreement at the time of any such termination, any continued payments made to you pursuant to such employment agreement shall be applied so as to reduce payments to which you would be entitled under the salary continuation agreement.

    For purposes of the foregoing, the following terms will have the following meanings:

o   "Change of Control" shall mean:

             (i) sale of substantially all of the Company's assets;

            (ii) the sale of more than a majority of the Company's common stock;

           (iii) a merger in which the Company is not the surviving company

            (iv) a merger where a majority of the stock of the Company,  as the surviving company, shall be held by a party or related group of parties other than Westerman or executives of the company with more than two (2) years seniority; or

            (v) (A)any person  becomes a Substantial  Stockholder  ("Substantial
                 Stockholder") as defined in RHC's Second Restated Articles of Incorporation and all amendments thereto, or subsequent Restated Articles of Incorporation and all amendments thereto("Articles of Incorporation"); and

                 (B)both of the following occur:

 * the Company's Board of Directors waives the voting limitation with respect to the Substantial Stockholder or his designee as provided in the Articles of Incorporation; and

 * any time thereafter the current Chief Executive Officer of the Company is replaced.

o "Cause" - (A) a felony conviction of Executive, (B) a final civil judgment shall be entered after all appeals shall have been exhausted in which a material aspect involved Executive's fraud or dishonesty whether or not involving the Company; (C) refusal by Executive to perform "Reasonable Duties" (hereinafter defined) assigned to him by the Company's chief executive officer, provided Executive shall fail to correct any such failure within 30 days after written notice ("Cure Period") or (D) the Gaming Authorities of the State of Nevada or any other state in which the Company shall conduct gaming operations shall determine that Executive is unsuitable to act as an executive of a gaming company in his individual capacity. "Reasonable Duties" - Executive shall not be required (x) on a permanent basis to spend more than 50% of his business time outside of Las Vegas (or be required to change his residence), (y) to expose himself to a risk to his physical safety or jeopardize his ability to be licensed by any state gaming authority or (z) perform duties which are inconsistent with his role specified in Section 1 hereof.

o "Base Salary" shall mean the compensation paid to Executive in consideration of services rendered to Company, excluding amounts paid for overtime and bonuses.

o "Non-Solicitation" - Executive agrees that so long as he is receiving payments which constitute "Base Salary" (as defined directly above) pursuant to this Agreement, Executive will not hire or solicit for employment any of Company's then current employees.

     Nothing contained herein should be construed as a guaranty of employment and Executive will continue as an "at will" employee of the Company.

                              Very truly yours,

                              RIVIERA OPERATING CORPORATION


                              William L. Westerman
                              Chairman of the Board/Chief Executive Officer

WLW:lj

                                                               FORM "B"

May 16, 2005



XXXXXXXXXXX
XXXXXXXXXXX
XXXXXXXXXXX

Dear XXXXXX:

     Because of your leadership position as a member of our management team and in order to induce you ("Executive") to continue your highly valued service to Riviera Operating Corporation (the "Company") and alleviate any uncertainty or concerns on your part, the Boards of Directors of the Company and Riviera Holdings Corporation ("RHC") hereby agree that:

     Effective upon the timely receipt by the Company of Executive's signed acknowledgment and through December 31, 2006, if there is a "Change in control" and if Executive's employment is terminated by Company within twelve (12) months of a "Change in Control" and without "Cause" (as such terms are hereafter defined), Executive shall be entitled to salary continuation in an amount equal to six (6) months of Executive's then Base Salary (as hereafter defined), subject, however, to "Mitigation" (hereafter defined) paid in thirteen (13) bi-weekly installments commencing immediately upon such termination along with full group health insurance benefits for a period of one (1) year from the date of such termination.

     For purposes of the foregoing, the following terms will have the following meanings:

o        "Change in Control" shall mean:

         (i) sale of substantially all of the Company's or RHC's  assets;

        (ii) the sale of more than a majority of the Company's or RHC's common stock;

       (iii) a merger in which the Company or RHC is not the surviving company;

        (iv) a merger where a majority of the stock of the Company or RHC, as the surviving company, shall be held by a party or related group of parties other than Westerman or executives of the company with more than two (2) years seniority; or

        (v) (A)any person becomes a Substantial Stockholder ("Substantial Stockholder") as defined in RHC's Second Restated Articles of Incorporation and all amendments thereto, or subsequent
             Restated Articles of Incorporation and all amendments thereto ("Articles of Incorporation"); and

             (B) both of the following occur:

* RHC's Board of Directors waives the voting limitation with respect to the Substantial Stockholder or his designee as provided in the Articles of Incorporation; and

* any time thereafter the current Chief Executive Officer of the Company or RHC is replaced.

     o "Cause" - (A) a felony conviction of Executive; (B) a final civil judgment shall be entered after all appeals shall have been exhausted in which a material aspect involved Executive's fraud or dishonesty whether or not involving the Company; (C) refusal by Executive to perform "Reasonable Duties" (hereinafter defined) assigned to him by the Company's chief executive officer, provided Executive shall fail to correct any such failure within 30 days after written notice ("Cure Period"); or (D) the Gaming Authorities of the State of Nevada or any other state in which the Company shall conduct gaming operations shall determine that Executive is unsuitable to act as an executive of a gaming company in his individual capacity. "Reasonable Duties" - Executive shall not be required (x) on a permanent basis to spend more than 50% of his business time outside of Las Vegas (or be required to change his residence), (y) to expose himself to a risk to his physical safety or jeopardize his ability to be licensed by any state gaming authority or (z) perform duties which are inconsistent with his duties as of the date of such Change in Control.

     o "Mitigate" - Executive shall be required to use his best efforts to obtain gainful employment as similar as possible to his duties with the Company, provided that (A) a finding by an arbitration tribunal that Executive has failed to do so will result in the Company being relieved of any obligation to pay Executive and (B) any amount received by Executive from such employment shall reduce the amount payable by the Company pursuant to the Salary Continuation Agreement.

     o  "Base  Salary"  shall  mean  the  compensation   paid  to  Executive  in
consideration of services rendered to Company, excluding amounts paid for overtime and bonuses.

     o "Non-Solicitation" - Executive agrees that so long as he is receiving payments which constitute "Base Salary" (as defined directly above) pursuant to this Agreement, Executive will not hire or solicit for employment any of Company's then current employees.

     By signing below, Executive expressly acknowledges that nothing contained herein shall be construed as a contract for employment or otherwise as a guaranty of employment. Executive further expressly acknowledges that until such time that there is a Change in Control, if ever, that Executive shall continue as an "At Will" employee of the Company.

     THIS SALARY CONTINUATION AGREEMENT SHALL NOT BE EFFECTIVE UNLESS SIGNED BY EXECUTIVE AND RETURNED TO TULLIO MARCHIONNE, EXECUTIVE VICE PRESIDENT AND GENERAL COUNSEL OF THE COMPANY, ON OR BEFORE JUNE 10, 2005.

                                Very truly yours,

                                RIVIERA OPERATING CORPORATION


                                William L. Westerman
                                Chairman of the Board/Chief Executive Officer

WLW:lj

                                                            ACKNOWLEDGMENT

     By signing below I hereby acknowledge that I have read and fully understand the terms and conditions of the Salary Continuation Agreement dated May 16, 2005. I understand that the Salary Continuation Agreement is not a contract for employment and does not guarantee me continued employment. I further understand that until such time that there is a Change in Control, if ever, that I am an "At Will" employee of the Company.


________________________________                     __________________________
                  Signature                                               Date
________________________________
                  Print Name